UNITED STATES
SECRUITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.___)

Filed by Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

LIBERTY ALL-STAR GROWTH FUND

(name of Registrant as Specified in its Charter)

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[X]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
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[ ]	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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LIBERTY ALL-STAR® GROWTH FUND, INC.

[ ], 2017

Dear Fellow Stockholders:

As President and Chief Executive Officer of each Fund, I am writing to ask for your vote at the special meeting (the “Special Meeting”) of stockholders (the “Stockholders”) of the Liberty All-Star Growth Fund, Inc. (the “Fund”) to be held in the offices of ALPS Advisors, Inc. (“AAI”) at One Financial Center, 15th Floor, Boston, Massachusetts on [June 16, 2017] at 9:00 a.m. Eastern Time. Included with this letter is a formal notice of the Special Meeting and a Proxy Statement for the Special Meeting.

At the Special Meeting, you are being asked to approve a new Portfolio Management Agreement for the Fund among the Fund, AAI and Weatherbie Capital, LLC (“Weatherbie”), an investment sub-adviser for the Fund.

On January 17, 2017, Alger Associates, Inc., the parent company of Fred Alger Management, Inc., announced that it agreed to acquire Weatherbie (the “Weatherbie Transaction”). The Weatherbie Transaction constitutes a change in control of Weatherbie. The Weatherbie Transaction is not anticipated to result in any changes to the advisory services provided to the Fund or the portfolio management team which currently provides services to the Fund. The Fund is not a party to the Weatherbie Transaction and the Weatherbie Transaction will not result in any direct change in the structure or operation of the Fund. Upon the closing of the Weatherbie Transaction, the Portfolio Management Agreement among the Fund, AAI and Weatherbie dated November 1, 2011 (the “Old Agreement”) would automatically terminate because the Weatherbie Transaction would be deemed an “assignment” of the Old Agreement under the Investment Company Act of 1940, as amended. However, prior to the assignment of the Old Agreement, at a telephonic Board meeting held on February 16, 2017, the Board of Directors of the Fund approved the termination of the Old Agreement and approved an Interim Portfolio Management Agreement, effective February 16, 2017, among the Fund, AAI and Weatherbie (the “Interim Agreement”). The Interim Agreement will terminate on July 16, 2017.

Stockholders of the Fund are being asked to approve a new Portfolio Management Agreement with Weatherbie, which was approved by the Board of Directors of the Fund at an in-person Board meeting held on March 23, 2017, to become effective upon approval by the Fund’s Stockholders. Under the new Portfolio Management Agreement, Weatherbie will provide the same investment advisory services on the same terms as under the Old Agreement and the Interim Agreement (except for the effective dates and length of the initial term of the Agreement). The Weatherbie Transaction will not result in any change in the management fees paid by the Fund to AAI or to the fees paid to Weatherbie by AAI. The Weatherbie Transaction will not result in any changes to the organization or structure of the Fund. The Fund’s investment objectives and principal investment strategies also will remain unchanged. Your approval of the new Portfolio Management Agreement is being sought to ensure that Weatherbie can continue to provide the Fund with the same advisory services that are currently provided.

The enclosed Proxy Statement discusses the proposal in more detail to be voted upon by the Stockholders of the Fund. Please review the Proxy Statement and cast your vote on the proposal.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card(s) and mail your proxy card(s) promptly in the enclosed return envelope, or help save time and postage costs by calling the toll free number and following the instructions. You may also vote via the Internet by logging on to the website indicated on your proxy card and following the instructions that will appear. If we do not hear from you, our proxy solicitor, Computershare Fund Services (“Computershare”) may contact you. This will ensure that your vote is counted even if you cannot attend the Special Meeting in person. If you have any questions about the proposals or the voting instructions, please call Computershare at [PHONE NUMBER].

Very truly yours,
William R. Parmentier, Jr.
President of the Fund

LIBERTY ALL-STAR® GROWTH FUND, INC.
(the “Fund”)
1290 Broadway, Suite 1100
Denver, Colorado 80203
 (303) 623-2577

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
[June 16, 2017]

To the Stockholders of the Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of the Fund will be held at One Financial Center, 15th Floor, Boston, Massachusetts, 02111 on [June 16, 2017] at 9:00 a.m. Eastern Time (the “Special Meeting”). The purpose of the Special Meeting is to consider and act upon the following matter, and to transact such other business, including adjournment of the Special Meeting, as may properly come before the Special Meeting or any adjournments thereof:

1.	To approve a new Portfolio Management Agreement among the Fund, ALPS Advisors, Inc. and Weatherbie Capital, LLC (the “Proposal”).

The Board of Directors has fixed the close of business on [March 30, 2017] as the record date for the determination of the Stockholders of the Fund entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

By order of the Board of Directors of the Fund

William R. Parmentier, Jr.
President of the Fund

YOUR VOTE IS IMPORTANT - PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY.

You are cordially invited to attend the Special Meeting. We urge you, whether or not you expect to attend the Special Meeting in person, to vote your shares. Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card and mail it promptly in the enclosed return envelope, or help save time and postage costs by calling the toll free number indicated on your proxy card and following the instructions. You may also vote via the internet by logging on to the website indicated on your proxy card and following the instructions that will appear. If we do not hear from you, our proxy solicitation firm, Computershare Fund Services (“Computershare”), may contact you. This will ensure that your vote is counted even if you cannot attend the Special Meeting in person. If you have any questions about the proposal or the voting instructions, please call Computershare at [PHONE NUMBER].

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on [June 16, 2017]: An electronic copy of this proxy statement and the Fund’s annual report are available at [ADD WEBSITE].

[ ], 2017

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
AND VOTE ON THE PROPOSAL

While we strongly encourage you to read the full text of the enclosed Liberty All-Star Growth Fund, Inc. (the “Fund”) Proxy Statement, we are also providing you with a brief overview of the subject of the proposal. Your vote is important.

QUESTIONS AND ANSWERS

Q. Why am I being asked to vote on new a Portfolio Management Agreement with Weatherbie Capital, LLC (“Weatherbie”)?

A. On January 17, 2017, Alger Associates, Inc., the parent company of Fred Alger Management, Inc., announced that it agreed to acquire Weatherbie, a sub-adviser to the Fund (the “Weatherbie Transaction”). The Weatherbie Transaction constitutes a change in control of Weatherbie. The Weatherbie Transaction is not anticipated to result in any changes to the advisory services provided to the Fund or the portfolio management team which currently provides services to the Fund. The Fund is not a party to the Weatherbie Transaction and the Weatherbie Transaction will not result in any direct change in the structure or operation of the Fund. Upon the closing of the Weatherbie Transaction, the Portfolio Management Agreement among the Fund, AAI and Weatherbie dated November 1, 2011 (the “Old Agreement”) would automatically terminate because the Weatherbie Transaction would be deemed an “assignment” of the Old Agreement under the Investment Company Act of 1940, as amended. However, prior to the assignment of the Prior Agreement, at a telephonic Board meeting held on February 16, 2017, the Board of Directors of the Fund approved the termination of the Old Agreement and approved an Interim Portfolio Management Agreement, effective February 16, 2017, among the Fund, AAI and Weatherbie (the “Interim Agreement”). The Interim Agreement will terminate on July 16, 2017. Accordingly, Stockholders of the Fund are being asked to approve a new Portfolio Management Agreement with Weatherbie to become effective upon approval by the Fund’s Stockholders and prior to the termination of the Interim Agreement. On March 23, 2017, the Board approved a new Portfolio Management Agreement among the Fund, AAI and Weatherbie (the “New Agreement”), subject to Stockholder approval, which would become effective upon approval by the Fund’s Stockholders.

Q. Will the Weatherbie Transaction affect me as a Stockholder?

A. No. The Weatherbie Transaction will not result in any changes to the organization or structure of the Fund. The Weatherbie Transaction will not affect the number of shares of the Fund you own.

Q. Why are you sending me this information?

A. You are receiving these proxy materials because you owned shares in the Fund on [March 30, 2017] (the “Record Date”) and have the right to vote on these very important proposals concerning your investment.

Q. Will the advisory services change or the fees payable under the New Agreement increase as a result of the WeatherbieTransaction?

A. No. There will be no changes in the advisory services provided or change in the fee rates under the New Agreement. It is expected that most of Weatherbie’s portfolio management team who provide services to the Fund will provide uninterrupted management following the closing of the Weatherbie Transaction. The Weatherbie Transaction will not result in any changes to the organization or structure of the Fund, and the Fund’s investment objectives and principal investment strategies will remain unchanged. Your approval of the New Agreement is being sought to ensure that Weatherbie can continue to provide the Fund with the same advisory services that were provided under the Old Agreement and are currently provided under the Interim Agreement.

Q. Will there be any change in the portfolio management team at Weatherbie that serves the Fund?

A. The Weatherbie Transaction is not anticipated to result in any changes to the portfolio management team which currently provides services to the Fund.

Q. How do the Directors of the Fund recommend that I vote?

A. The Directors of your Fund recommend that you vote FOR the proposal.

Q. Will the Fund pay for this proxy solicitation or for the costs of the Transaction?

A. Weatherbie and AAI have agreed to bear the expenses associated with the proxy solicitation costs related to the approval of the New Agreement in connection with the Weatherbie Transaction.

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card(s);

By Internet: Access the website address printed on the enclosed proxy card(s); or

In Person: Attend the Special Meeting as described in the Proxy Statement. If you wish to attend the Special Meeting, please notify us by calling [1-800-241-1850].

Q. Whom should I call for additional information about this Proxy Statement?

A. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call our proxy solicitor, Computershare Fund Services, at [PHONE NUMBER.]

LIBERTY ALL-STAR® GROWTH FUND, INC.
 (the “Fund”)
PROXY STATEMENT
 SPECIAL MEETING OF STOCKHOLDERS

[June 16, 2017]

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of the Fund (the “Board” or “Directors”) to be used at the Special Meeting of Stockholders of the Fund to be held at One Financial Center, 15th Floor, Boston, Massachusetts on [June 16, 2017] at 9:00 a.m. Eastern Time and at any adjournments thereof (such meeting and any adjournment being referred to collectively as the “Special Meeting”). Stockholders of record on [March 30, 2017] are eligible to vote at the Special Meeting.

The Special Meeting is being held to vote on the following matter, and to transact such other business, including adjournment of the Special Meeting, as may properly come before the Special Meeting or any adjournments thereof:

1. To approve a new Portfolio Management Agreement among the Fund, ALPS Advisors, Inc. and Weatherbie Capital, LLC (the “Proposal”).

PROPOSAL. APPROVAL OF NEW PORTFOLIO MANAGEMENT AGREEMENT.

Stockholders of the Fund are being asked to approve a new Portfolio Management Agreement (included as Exhibit A) among the Fund, ALPS Advisors, Inc. (“AAI” or the “Fund Manager”) and Weatherbie Capital, LLC (“Weatherbie”).

On January 17, 2017, Alger Associates, Inc. (“Alger Associates”), the parent company of Fred Alger Management, Inc. (“Fred Alger Management”), a New York City based asset management firm with over $19 billion in assets under management (“AUM”), announced that it has agreed to acquire Weatherbie, a sub-adviser for the Fund (the “Weatherbie Transaction”). Upon the close of the Weatherbie Transaction on March 1, 2017, Weatherbie became a wholly-owned subsidiary of Alger Associates. Weatherbie’s current personnel are not expected to change as a result of the Weatherbie Transaction.

Founded in 1964, Alger is headquartered in New York City with affiliate offices in Boston and London. Alger provides U.S. and non-U.S. institutional investors and financial advisors access to a suite of growth equity separate accounts, mutual funds, and privately offered investment vehicles. For more information, please visit www.alger.com.

The Fund is not a party to the Weatherbie Transaction and the Weatherbie Transaction will not result in any direct change in the structure or operation of the Fund. Upon the closing of the Weatherbie Transaction, the Portfolio Management Agreement among the Fund, AAI and Weatherbie dated November 1, 2011 (the “Old Agreement”) would automatically terminate because the Weatherbie Transaction would be deemed an “assignment” of the Old Agreement under the Investment Company Act of 1940, as amended (“1940 Act”). However, prior to the assignment of the Old Agreement, at a telephonic Board meeting held on February 16, 2017, the Board of Directors of the Fund approved the termination of the Old Agreement and approved an Interim Portfolio Management Agreement, effective February 16, 2017, among the Fund, AAI and Weatherbie (the “Interim Agreement”). The Interim Agreement will terminate on July 16, 2017. On March 23, 2017, the Fund’s Board of Directors (the “Board” or the “Directors”) approved a new Portfolio Management Agreement among the Fund, AAI and Weatherbie (the “New Agreement”), subject to Stockholder approval, which would become effective upon approval by the Fund’s Stockholders.

The Multi-Manager Methodology

The Fund allocates its portfolio assets among a number of independent investment management firms (each a “Portfolio Manager” and, collectively, the “Portfolio Managers”) recommended by AAI and approved by the Board, currently three for the Fund. Each Portfolio Manager employs a different investment style and/or strategy, and from time to time the Fund Manager rebalances the Fund’s assets among the Portfolio Managers. The Fund’s multi-manager methodology is based on the premise that most investment management firms consistently employ a distinct investment style that causes them to emphasize stocks with particular characteristics, and that, because of changing investor preferences, any given investment style will move into and out of market favor and will result in better performance under certain market conditions but poorer market performance under other conditions. The Fund’s multi-manager methodology seeks to achieve more consistent and less volatile performance over the long term than if a single Portfolio Manager was employed.

The Portfolio Managers recommended by AAI represent a blending of different styles and market capitalizations which, in AAI’s opinion, is appropriate for the Fund’s investment objective. AAI continuously monitors and evaluates each Portfolio Manager on a quantitative and qualitative basis. The evaluation process focuses on, but is not limited to, the firm’s philosophy, investment process, personnel and performance. AAI regularly analyzes and evaluates the investment performance and portfolios of the Fund’s Portfolio Managers and from time to time recommends changes in the Portfolio Managers. Such recommendations could be based on factors such as a change in a Portfolio Manager’s investment style for which it was selected, changes deemed by AAI to be potentially adverse in a Portfolio Manager’s personnel or ownership or other structural or organizational changes affecting the Portfolio Manager, or a deterioration in a Portfolio Manager’s investment performance when compared to that of other investment management firms employing similar investment styles. Portfolio Manager changes may also be made to change the mix of investment styles employed by the Fund’s Portfolio Managers. Portfolio Manager changes, as well as the rebalancing of the Fund’s assets among the Portfolio Managers, may result in portfolio turnover in excess of what would otherwise be the case. Increased portfolio turnover results in increased brokerage commission and transaction costs, and may result in the recognition of additional capital gains.

Under the terms of an exemptive order issued to the Fund and AAI by the U.S. Securities and Exchange Commission (“SEC”), the Fund may enter into a portfolio management agreement with a new or additional Portfolio Manager recommended by AAI in advance of stockholder approval, provided that the new agreement is at a fee no higher than that provided in, and includes terms and conditions substantially similar to, the Fund’s agreements with its other existing Portfolio Managers, and that its continuance is subject to approval by stockholders no later than the Fund’s next scheduled meeting following the date of the portfolio management agreement with the new or additional Portfolio Manager.

Differences between the Old Agreement, Interim Agreement and New Agreement with Weatherbie

The New Agreement is set forth in Exhibit A to this proxy statement. The terms of the New Agreement are the same in all material respects as the terms of the Old Agreement and Interim Agreement with Weatherbie. The fee rate for Weatherbie under the New Agreement is the same as the fee rate for Weatherbie under the Old Agreement and Interim Agreement, and is described below. In all cases, the sub-advisory fee is paid by AAI, not the Fund.

Services Provided by the Weatherbie

The New Agreement with Weatherbie essentially provides that Weatherbie, under the Board’s and AAI’s supervision and subject to the Fund’s registration statement, will: (1) formulate and implement an investment program for the portion of the Fund’s assets assigned to Weatherbie; (2) decide what securities to buy and sell for the Fund’s portfolio (or the portion of the Fund’s portfolio managed by Weatherbie); (3) select brokers and dealers to carry out portfolio transactions for the Fund (or the portion of the Fund’s portfolio managed by Weatherbie); and (4) report results to the Board of the Fund.

Term of the New Weatherbie Agreement

The New Agreement with Weatherbie provides that it will continue in effect for an initial period of two years commencing upon Stockholder approval of the New Agreement. After that, it will continue in effect from year to year as long as its continuation is approved at least annually by (i) the Fund’s Board of Directors or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event such continuance is also approved by a majority of the Independent Directors, by vote cast in person at a meeting called for the purpose of voting on such approval.

Compensation under the New Agreement

For services provided to the Fund, AAI will pay to Weatherbie, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by AAI for the previous calendar month at the annual rate of:

(i)
0.40% of the Portfolio Manager’s Percentage (“Portfolio Manager’s Percentage” means the percentage obtained by dividing the average daily net asset values in the Portfolio Manager Account by the Fund’s average daily net assets) of the average daily net assets of the Fund up to and including $300 million; and

(ii)	0.36% of the Portfolio Manager’s Percentage of the average daily net assets of the Fund exceeding $300 million.

Termination of the New Agreement

The New Agreement may be terminated at any time by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days’ written notice to the Portfolio Manager in the case of termination by the Fund or the Fund Manager, or ninety (90) days’ written notice to the Fund and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party to the other parties. The New Agreement terminates automatically in the event of its “assignment,” as defined in the 1940 Act, or upon termination of the Fund Management Agreement between AAI and the Fund.

Liability of the Portfolio Manager

The New Agreement provides that the Weatherbie will not be liable to AAI, the Fund or its stockholders, except for liability arising from Weatherbie’s willful misfeasance, bad faith, gross negligence or violation of the standard of care established by and applicable to Weatherbie in its actions under the New Agreement or the breach of its duty or obligations under the New Agreement.

Board Evaluation and Recommendation

At its meeting on March 23, 2017, the Fund’s Board, including all of the Independent Directors, approved the New Agreement. Before approving the New Agreement, the Directors considered management’s recommendations as to the approval of the New Agreement. As part of the Board’s approval process, legal counsel to the Independent Directors requested certain information from Weatherbie, and the Directors received reports from Weatherbie and AAI that addressed specific factors to be considered by the Board. The Board’s counsel also provided the Directors with a memorandum regarding their responsibilities in connection with the approval of the New Agreement.

The Board did not consider any single factor or particular information most relevant to its consideration to approve the New Agreement and each Director may have afforded different weight to the various factors. In voting to approve the New Agreement, the Board considered the overall fairness of the New Agreement and the factors it deemed relevant with respect to the Fund including, but not limited to: (1) the nature, extent and quality of the services to be provided to the Fund under the New Agreement; (2) Weatherbie’s investment performance; (3) the fees to be paid by the Fund and the fees charged by Weatherbie to other clients, as applicable; (4) whether fee rate levels reflect economies of scale for the benefit of investors; (5) the costs of the services provided and profits to be realized by Weatherbie from its relationship with the Fund; and (6) any other benefits to be derived by Weatherbie as a result of its relationship with the Fund. The Board took into consideration information provided at the March 23, 2017, and February 16, 2017, meetings, as well as information provided at previous Board meetings.

Nature, Extent and Quality of Services. The Board considered information regarding Weatherbie’s investment philosophy and investment style and the services to be provided by Weatherbie. In addition, the Board reviewed information regarding Weatherbie’s financial condition and the background and experience of the personnel who would be responsible for managing the small cap growth equity allocation of the Fund’s portfolio pursuant to Weatherbie’s U.S. Small Cap Growth Equity strategy. The Board also considered information regarding Weatherbie’s compliance program and compliance record. The Board concluded that the nature, extent and quality of the services to be provided by Weatherbie were consistent with the terms of the New Agreement and that the Fund was likely to benefit from services provided by Weatherbie under the New Agreement.

Investment Performance. Among other information the Board received information regarding the Fund’s return on an absolute and a relative basis, based on NAV and market price for various periods. With respect to the Fund, the Board received information which indicated that, based on NAV, the Fund underperformed the Lipper Multi-Cap Growth Mutual Fund Average (“Lipper Average”) for the three-year and five-year periods but outperformed for the year-to-date, one-year and ten-year periods. In addition, the Fund underperformed the average of the Russell Top 200 Growth, Russell Midcap Growth and Russell 2000 Growth indices for the three-year, five-year and ten-year periods but outperformed the average for the year-to-date and one-year periods.

With respect to Weatherbie, the Board took into consideration how Weatherbie’s style fit with the styles of the other Portfolio Managers. The Board also took into consideration that Weatherbie’s composite performance compared to an institutional peer group for periods ended December 31, 2016 were near the median on a three year basis, in the first quartile on a ten-year basis, and in the second quartile on a one-year, five-year and since inception basis. In addition, the performance for Weatherbie year-to-date and for one year periods ended February 28, 2017 were in the top quartile.

Fees and Expenses. In evaluating the New Agreement, the Board reviewed the proposed fee rate for services to be performed by Weatherbie on behalf of the Fund. The Board considered that the fee rate under the New Agreement is the same as the fee rate paid to Weatherbie under the Prior Agreement and Interim Agreement. The Board further noted that the fee schedule for the New Agreement has breakpoints at which the fee rate declines as Fund assets allocated to Weatherbie increase above a certain threshold. The Board concluded that the fees payable to Weatherbie under the New Agreement were reasonable in relation to the nature and quality of the services expected to be provided, taking into account the fee rates that Weatherbie charges to other clients.

Economies of Scale. The Board considered Weatherbie’s representation that Weatherbie does not anticipate experiencing economies of scale in connection with the services that it provides to the Fund. The Board took into consideration that there may be economies of scale in the future in the event that the Fund’s assets increase.

Costs of Services. The Board considered that the fee under the New Agreement would be paid to Weatherbie by AAI, not the Fund, and noted the arm’s-length nature of the relationship between AAI and Weatherbie with respect to the negotiation of the fee rate on behalf of the Fund. Accordingly, the Board determined that AAI’s costs and profitability in providing services to the Fund were generally more relevant to the Board’s evaluation of the fees and expenses paid by the Fund than Weatherbie’s costs and profitability. The Board also noted that it had considered AAI’s costs and profitability in connection with its review of the Fund’s Management Agreement in September 2016.

Other Benefits to be derived by Weatherbie. The Board considered the potential “fall-out” benefits (including the receipt of research from unaffiliated brokers) that Weatherbie might receive in connection with its association with the Fund. Based on the foregoing information, the Board concluded that the potential benefits accruing to Weatherbie by virtue of its relationship with the Fund, if any, appear to be fair and reasonable.

Based on its evaluation, the Board unanimously concluded that the terms of the New Agreement were reasonable and fair and that the approval of the New Agreement was in the best interests of the Fund and its stockholders. The Board unanimously voted to approve and recommend to the stockholders of the Fund that they approve the New Agreement.

General Information Regarding Weatherbie

Principal Executive Officers and Directors

The following are the principal executive officer, certain other officers and directors of Weatherbie:

Name and Address(1)	Position with Weatherbie and Principal Occupation
Matthew A. Weatherbie	Chief Executive Officer

(1)	The address of Weatherbie is 265 Franklin Street, Boston, MA 02110.

Beneficial Owners

The following are the 10% or more beneficial owners of voting shares of Weatherbie, as of March 1, 2017:

Name and Address(1)	Position with Weatherbie	Ownership Percentage
Alexandra Alger	N/A	30-35%
Hilary Alger	N/A	30-35%
Nicole Alger	N/A	30-35%

(1)	The address of Alger is 360 Park Avenue South, New York, NY 10010.

Other Funds Managed

In addition to the management services to be provided to the Fund, Weatherbie also provides advisory and sub-advisory services to other investment companies. Information with respect to the assets of and sub-advisory fees payable to Weatherbie by those funds having investment objectives similar to those of the Fund is set forth below:

Name of Fund	Total Assets Under Management at March 1, 2017	Annual Effective Management Fee as a % of Average Daily Net Assets	Waivers, Reductions or Agreements to Waive or Reduce Management Fee
Alger SMid Cap Growth Fund	$157,692,230	0.56%	N/A
Alger SMid Cap Growth Portfolio	$4,085,693	0.56%	N/A

Required Vote

Approval of the New Weatherbie Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Special Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

In the event that the stockholders of the Fund fail to approve the New Agreement with Weatherbie, AAI will cause the portfolio assets under management by Weatherbie to be reallocated to one or more of the other Portfolio Managers or invested in money market instruments or cash equivalent holdings pending the appointment of Weatherbie or a new Portfolio Manager.

THE BOARD RECOMMENDS THAT STOCKHOLDERS OF THE FUND VOTE “FOR” THE PROPOSAL.

OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, it is the intention of the Board that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein as proxies.

OTHER INFORMATION

The December 31, 2016 Annual Report for the Fund was mailed to stockholders prior to this Proxy Statement. You may obtain an additional copy of the Annual Report for the Fund, free of charge, by writing to the Fund c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, or by calling 1-800-241-1850. An electronic copy of the Annual Report for the Fund is available at www.all-starfunds.com.

MANAGEMENT

ALPS Advisors, Inc. (“AAI”), 1290 Broadway, Suite 1100, Denver, Colorado 80203, is the Fund’s investment advisor. Pursuant to the Fund Management Agreement, AAI implements and operates the Fund’s multi-manager methodology and has overall supervisory responsibility for the general management and investment of the Fund’s assets, subject to the Fund’s investment objectives and policies and any directions of the Directors. AAI recommends to the Board the investment management firms (currently three for the Fund) for appointment as Portfolio Managers of the Fund. ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, an affiliate of AAI, provides administrative services to the Fund under an Administration, Bookkeeping and Pricing Services Agreement with the Fund.

The names and addresses of the Fund’s current Portfolio Managers are as follows:

Weatherbie Capital, LLC
265 Franklin Street
Boston, MA 02110

Congress Asset Management Company, LLP
Two Seaport Lane
Boston, MA 02210

Sustainable Growth Advisers, LP
3 Stamford Plaza
301 Tresser Boulevard
Stamford, CT 06901

Portfolio Transactions and Brokerage

The Fund’s Portfolio Managers have discretion to select brokers and dealers to execute portfolio transactions initiated by that Portfolio Manager for the portion of the Fund’s portfolio assets allocated to it, and to select the markets in which such transactions are to be executed. The portfolio management agreements with the Fund provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Portfolio Managers is to seek to obtain best net price and execution for the Fund.

The Portfolio Managers are authorized to cause the Fund to pay a commission to a broker or dealer who provides research products and services to the Portfolio Manager for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting the same transaction. The Portfolio Managers must determine in good faith, however, that such commission was reasonable in relation to the value of the research products and services provided to them, viewed in terms of that particular transaction or in terms of all the client accounts (including the Fund) over which the Portfolio Manager exercises investment discretion. It is possible that certain of the services received by a Portfolio Manager attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Portfolio Manager.

In addition, under their portfolio management agreements with the Fund and AAI, the Portfolio Managers, in selecting brokers or dealers to execute portfolio transactions for the Fund, are authorized to consider (and AAI may request them to consider) brokers or dealers that provide to AAI, directly or through third parties, research products or services such as research reports; portfolio analyses; compilations of securities prices, earnings, dividends and other data; computer software, and services of one or more consultants. The commissions paid on such transactions may exceed the amount of commission another broker would have charged for effecting that transaction. Research products and services made available to AAI include performance and other qualitative and quantitative data relating to investment managers in general and the Portfolio Managers in particular; data relating to the historic performance of categories of securities associated with particular investment styles; mutual fund portfolio and performance data; data relating to portfolio manager changes by pension plan fiduciaries; and related computer software, all of which are used by AAI in connection with its selection and monitoring of Portfolio Managers, the assembly of an appropriate mix of investment styles, and the determination of overall portfolio strategies AAI from time to time reaches understandings with each of the Fund’s Portfolio Managers as to the amounts of the Fund’s portfolio transactions initiated by such Portfolio Manager that are to be directed to brokers and dealers which provide or make available research products and services to AAI and the commissions to be charged to the Fund in connection therewith. These amounts may differ among the Portfolio Managers based on the nature of the market for the types of securities managed by them and other factors.

Although the Fund does not permit a Portfolio Manager to act or to have a broker-dealer affiliate act as broker for Fund portfolio transactions initiated by it, the Portfolio Managers are permitted to place Fund portfolio transactions initiated by them with another Portfolio Manager or its broker-dealer affiliate for execution on an agency basis, provided that the commission does not exceed the usual and customary broker's commission being paid to other brokers for comparable transactions and is otherwise in accordance with the Fund’s procedures adopted pursuant to Rule 17e-1 under the 1940 Act. [For the fiscal year ended December 31, 2016, the Fund did not pay commissions to any affiliated broker.]

On February 15, 2000, the SEC issued the Fund exemptive relief from Sections 10(f), 17(a) and 17(e) and Rule 17e-1 under the 1940 Act to permit (1) broker-dealers which are, or are affiliated with, Portfolio Managers of the Fund to engage in principal transactions with, and provide brokerage services to, portion(s) of the Fund advised by another Portfolio Manager, and (2) the Fund to purchase securities either directly from a principal underwriter which is an affiliate of a Portfolio Manager or from an underwriting syndicate of which a principal underwriter is affiliated with a Portfolio Manager of the Fund. The Fund currently relies on Rule 17a-10 under the 1940 Act rather than this exemptive relief.

INFORMATION ABOUT THE SPECIAL MEETING

Solicitation of Proxies

The solicitation of proxies for use at the Special Meeting is being made primarily by the Fund by the mailing on or about [April 28], 2017 of the Notice of Special Meeting of Stockholders, this Proxy Statement and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone or personal interview by officers and Directors of the Fund and officers, employees and agents of AAI, and/or its affiliates and by Computershare Fund Services, the firm that has been engaged to assist in the solicitation of proxies. Authorization to execute proxies may be obtained from stockholders through instructions transmitted by telephone, facsimile or other electronic means. The expenses in connection with preparing this Proxy Statement and of the solicitation of proxies for the Special Meeting will be paid by AAI and Weatherbie Capital, LLC. AAI and Weatherbie will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares. The estimated cost of this solicitation, to be borne by Weatherbie and AAI, is $[ ].

The Board has set the close of business on [March 30], 2017 as the record date (“Record Date”), and only stockholders of record on the Record Date will be entitled to vote on the Proposal and any other matters at the Special Meeting. Additional information regarding outstanding shares and voting your proxy is included at the end of this Proxy Statement in the sections entitled “General Information” and “Voting Information.”

Voting Rights

Only stockholders of record of the Fund on the Record Date may vote. Stockholders of record on the Record Date are entitled to be present and to vote at the Special Meeting. Each share or fractional share is entitled to one vote or fraction thereof. Each proxy solicited by the Board which is properly executed and returned in time to be voted at the Special Meeting will be voted at the Special Meeting in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by the Fund’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Special Meeting and voting in person. Any letter of revocation or later-dated proxy must be received by the Fund prior to the Special Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Special Meeting in the same manner that proxies voted by mail may be revoked.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present; however, for purposes of the Proposal, abstentions and broker non-votes will have the effect of a vote against the Proposal (because an absolute percentage of affirmative votes is required, regardless of the number of votes cast, and neither an abstention nor a broker non-vote is an affirmative vote). “Broker non-votes” occur where: (i) shares represented at the Special Meeting are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a particular matter.

The Fund understands that the New York Stock Exchange (“NYSE”) has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer’s shares on a new investment advisory contract or certain other types of proposals. Therefore, NYSE broker-dealers that have not received customer instructions will not be permitted to vote customer shares with respect to the Proposals. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the applicable proposal.

Quorum; Adjournment

For the Fund, a majority of the shares outstanding on the Record Date and entitled to vote, present and in person or represented by proxy, constitutes a quorum for the transaction of business by the stockholders of the Fund at the Special Meeting. A stockholder vote may be taken on the proposal prior to adjournment if sufficient votes have been received and it is otherwise appropriate. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

Additional Solicitation. If there are not enough shares represented at the Special Meeting for a quorum or votes to approve the proposal at the Special Meeting, the Chairman of the Special Meeting may adjourn the Special Meeting to permit the further solicitation of proxies.

The Fund notes that pursuant to the Fund’s by-laws, the Chairman of a stockholder meeting has authority to adjourn the Special Meeting. Such authority is separate and distinct from the discretionary authority provided to the persons named as proxies.

Share Ownership

All stockholders of record of the Fund on the Record Date [(March 30, 2017)] are entitled to one vote for each share held. As of the Record Date, there were [ ] outstanding shares of common stock of the Fund. To the knowledge of the Fund, on the Record Date for the Special Meeting, the following persons were known to own more than 5% of the outstanding securities of the Fund:

Name and Address of Owner	# of Shares Owned	% of Shares Owned	Type of Ownership

*	Based on SC13G filing made with the SEC on [ ].

To the knowledge of the Fund, on the Record Date for the Special Meeting, the following Directors and executive officers were known to own the following shares of the Fund:

Name of Directors and Officers	# of Shares Owned	Type of Ownership
Independent Directors
John A. Benning		Direct and Indirect
Thomas W. Brock		Direct
George R. Gaspari		Direct
John J. Neuhauser		Direct
Richard C. Rantzow		Direct
Interested Director
Edmund J. Burke		N/A
Executive Officers
William Parmentier, Jr.		Direct
Kimberly R. Storms		N/A
All Directors and Executive Officers as a Group		Direct and Indirect

As of the Record Date, the Directors and officers of the Fund, in the aggregate, owned less than 1% of each class of the Fund’s outstanding shares of beneficial interest.

Since the beginning of the Fund’s most recently completed fiscal year, no Director purchased or sold securities exceeding 1% of the outstanding securities of any class of AAI or any Portfolio Manager or of such entity’s parents or subsidiaries.

SUBMISSION OF CERTAIN STOCKHOLDERS PROPOSALS FOR 2017 ANNUAL MEETING OF SHAREHOLDERS

Under the SEC’s proxy rules, shareholder proposals fulfilling the requirements set forth in those rules may, under certain conditions, be included in the Fund’s proxy material for a particular annual stockholders meeting (each, an “Annual Meeting”). Under the foregoing proxy rules, proposals submitted for inclusion in the proxy material for the 2017 Annual Meeting must have been received by the Fund on or before March 3, 2017. The fact that the Fund received a shareholder proposal in a timely manner does not ensure its inclusion in its proxy material, since there are other requirements in the proxy rules, as well as in the Fund’s By-Laws relating to such inclusion.

Shareholders who wished to make a proposal that would be included in the Fund’s proxy materials or to nominate a person or persons as Director at the Fund’s 2017 Annual Meeting of Shareholders must have ensured that the proposal or nomination was delivered to the Secretary of the Fund no earlier than February 1, 2017 and no later than March 3, 2017. If the date of the 2017 Annual Meeting is before July 26, 2017 or after September 24, 2017, then the proposal or nomination must be received by the later of 120 days prior to the annual meeting or the tenth day following the date that a public announcement of the meeting is first made. The proposal or nomination must be in good order and in compliance with all applicable legal requirements and the requirements set forth in the Fund’s Restated By‑laws. The Chairman of the 2017 Annual Meeting of Shareholders may refuse to acknowledge any proposal or nomination that does not meet the legal and By-Law requirements. These dates do not apply to any special meeting of shareholders.
You must submit any stockholder proposals and nominations to the Secretary of the Fund, 1290 Broadway, Suite 1100, Denver, Colorado 80203.
The persons named as proxies for the 2017 Annual Meeting will have discretionary authority to vote on all matters presented at the meeting consistent with SEC’s proxy rules.
HOUSEHOLDING OF PROXY MATERIALS

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a stockholder of record, unless the Fund has received instructions to the contrary. If a stockholder needs an additional copy of an Annual Report or Semi-Annual Report or this Proxy Statement, please contact the Fund at 1-800-241-1850. If any stockholder does not want the mailing of this Proxy Statement to be combined with those for other household members, please contact the Fund in writing at: 1290 Broadway, Suite 1100, Denver, CO 80203 or call the Fund at 1-800-241-1850.

EXHIBIT A

LIBERTY ALL-STAR® GROWTH FUND, INC.
PORTFOLIO MANAGEMENT AGREEMENT
WEATHERBIE CAPITAL, LLC

_________________, 2017

Re: Portfolio Management Agreement

Ladies and Gentlemen:

Liberty All-Star Growth Fund, Inc. (the “Fund”) is a diversified closed-end investment company registered under the Investment Company Act of 1940, as amended (the “Act”), and is subject to the rules and regulations promulgated thereunder.

ALPS Advisors, Inc. (the “Fund Manager”) evaluates and recommends portfolio managers for managing the assets of the Fund, and the Fund Manager or an affiliate of the Fund Manager is responsible for the day-to-day administration of the Fund.

1. Employment as a Portfolio Manager. The Fund, being duly authorized, hereby employs Weatherbie Capital, LLC (“Portfolio Manager”) as a discretionary portfolio manager, on the terms and conditions set forth herein, of that portion of the Fund’s assets which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the “Portfolio Manager Account”). The Fund Manager may, from time to time, allocate and reallocate the Fund’s assets among the Portfolio Manager and the other portfolio managers of the Fund’s assets. The Portfolio Manager will be an independent contractor and will have no authority to act for or represent the Fund or the Fund Manager in any way or otherwise be deemed to be an agent of the Fund or the Fund Manager except as expressly authorized in this Agreement or in another writing by the Fund Manager and the Portfolio Manager. The Portfolio Manager’s responsibilities for providing portfolio management services to the Fund shall be limited to the Portfolio Manager Account.

2. Acceptance of Employment; Standard of Performance. The Portfolio Manager accepts its employment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Portfolio Manager Account in accordance with the provisions of this Agreement.

3. Portfolio Management Services of Portfolio Manager.

A. In providing portfolio management services to the Portfolio Manager Account, the Portfolio Manager shall be subject to the Fund’s Articles of Incorporation and By-Laws, as amended from time to time, investment objectives, policies and restrictions of the Fund as set forth in its Prospectus and Statement of Additional Information, as the same may be modified from time to time (together, the “Prospectus”), the investment objectives, policies and restrictions of the Fund as determined from time to time by the Board of Directors, and the investment and other restrictions set forth in the Act and the rules and regulations thereunder, to the supervision and control of the Board of Directors of the Fund, and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions that would cause the Portfolio Manager Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies. The Portfolio Manager shall not consult with any other portfolio manager of the Fund concerning transactions for the Fund in securities or other assets.

B. As part of the services it will provide hereunder, the Portfolio Manager will:

(i)	formulate and implement a continuous investment program for the Portfolio Manager Account;

(ii)	take whatever steps are necessary to implement the investment program for the Portfolio Manager Account by arranging for the purchase and sale of securities and other investments;

(iii)
keep the Fund Manager and the Board of Directors of the Fund fully informed in writing on an ongoing basis, as agreed by the Fund Manager and the Portfolio Manager, of all material facts concerning the investment and reinvestment of the assets in the Portfolio Manager Account, the Portfolio Manager and its key investment personnel and operations; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Fund Manager or the Directors of the Fund; attend meetings with the Fund Manager and/or Directors, as reasonably requested, to discuss the foregoing and such other matters as may be requested by the Fund Manager or Directors;

(iv)
in accordance with procedures and methods established by the Directors of the Fund, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio Manager Account, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Portfolio Manager for each security or other investment/asset in the Portfolio Manager Account for which market prices are not readily available; and

(v)
cooperate with and provide reasonable assistance to the Fund Manager, the Fund’s administrator, custodian, transfer agent and pricing agents and all other agents and representatives of the Fund and the Fund Manager; keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Fund and the Fund Manager; provide prompt responses to reasonable requests made by such persons; and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

4. Transaction Procedures. All portfolio transactions for the Portfolio Manager Account will be consummated by payment to or delivery by the custodian of the Fund (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Portfolio Manager Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Portfolio Manager shall advise and confirm in writing to the Custodian all investment orders for the Portfolio Manager Account placed by it with brokers and dealers at the time. The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio Manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

5. Allocation of Brokerage. The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the Portfolio Manager Account, and to select the markets on or in which the transaction will be executed.

A. In doing so, the Portfolio Manager’s primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager’s overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

B. Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Fund Manager and the Portfolio Manager, shall be executed by brokers and dealers that provide brokerage or research services to the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Portfolio Manager Account. Notwithstanding any other provision of this Agreement, the Portfolio Manager shall not be responsible under paragraph A above with respect to transactions executed through any such broker or dealer.

C. The Portfolio Manager shall not execute any portfolio transactions for the Portfolio Manager Account with a broker or dealer which is an “affiliated person” (as defined in the Act) of the Fund, the Portfolio Manager or any other portfolio manager of the Fund without the prior written approval of the Fund. The Fund Manager will provide the Portfolio Manager with a list of brokers and dealers which are “affiliated persons” of the Fund or its portfolio managers.

6. Proxies. The Fund Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager, and reviewed and approved by the Board of Directors. Upon the written request of the Fund Manager, the Portfolio Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager, and reviewed and approved by the Board of Directors.

7. Fees for Services. The compensation of the Portfolio Manager for its services under this Agreement shall be calculated and paid by the Fund Manager in accordance with the attached Schedule A. Pursuant to the Fund Management Agreement between the Fund and the Fund Manager, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

8. Other Investment Activities of Portfolio Manager. The Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities (“Client Accounts”), and that the Portfolio Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts (“Affiliated Accounts”). Subject to the provisions of paragraph 2 hereof, the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio Manager Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager’s policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio Manager Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio Manager Account may have an interest from time to time, whether in transactions which involve the Portfolio Manager Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Portfolio Manager Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Portfolio Manager Account or otherwise.

9. Limitation of Liability. The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager’s willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under this Agreement or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of Section 17(i) of the Act). Except as may otherwise be provided by the Act or any other federal securities law, the Portfolio Manager shall indemnify and hold harmless the Fund Manager and the Fund, and their officers and employees, consultants, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) (collectively, the “Fund Indemnitees”) against any and all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which any of the Fund Indemnitees may become subject at common law or otherwise, arising out of the Portfolio Manager’s action or inaction or based on this Agreement; provided however, the Portfolio Manager shall not indemnify or hold harmless the Fund Indemnitees for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) due to (i) any breach by the Fund or the Trust of a Fund representation or warranty made herein, or (ii) any willful misconduct, fraud, reckless disregard or gross negligence of the Fund or the Trust in the performance of any of their duties or obligations hereunder.

10. Confidentiality. Subject to the duty of the Portfolio Manager, the Fund Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Portfolio Manager Account and the actions of the Portfolio Manager and the Fund in respect thereof.

11. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and whether to take the steps necessary to enter into a new contract with the Portfolio Manager. Should the Fund enter into a new contract with the Portfolio Manager in connection with an assignment, the Portfolio Manager agrees to pay all costs and expenses incurred by the Fund to obtain shareholder approval of the new contract, including costs associated with the preparation and mailing of the Fund’s proxy statement and shareholder meeting and proxy solicitation fees.

12. Representations, Warranties and Agreements of the Fund. The Fund represents, warrants and agrees that:

A. The Portfolio Manager has been duly appointed to provide investment services to the Portfolio Manager Account as contemplated hereby.

B. The Fund will deliver to the Portfolio Manager a true and complete copy of its then current Prospectus as effective from time to time and such other documents governing the investment of the Portfolio Manager Account and such other information as is necessary for the Portfolio Manager to carry out its obligations under this Agreement.

13. Representations, Warranties and Agreements of the Portfolio Manager. The Portfolio Manager represents, warrants and agrees that:

A. It is registered as an “investment adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and will continue to be so registered for as long as this Agreement remains in effect.

B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the rules and regulations thereunder, the records required to be so kept by an investment adviser of the Fund in accordance with applicable law. The Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

C. It has adopted a written code of ethics complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the Act and will provide the Fund Manager and the Board of Directors with a copy of its code of ethics and evidence of its adoption. Within 45 days of the end of each year while this Agreement is in effect, or at any other time requested by the Fund Manager, an officer, director or general partner of the Portfolio Manager shall certify to the Fund that the Portfolio Manager has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of its code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. It will promptly notify the Fund Manager of any material change to its code of ethics or material violation of its code of ethics.

D. Upon request, the Portfolio Manager will promptly supply the Fund with any information concerning the Portfolio Manager and its stockholders, partners, employees and affiliates that the Fund may reasonably request in connection with the preparation of its registration statement (as amended from time to time), prospectus and statement of additional information (as supplemented and modified from time to time), proxy material, reports and other documents required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

E. The Portfolio Manager shall maintain and implement compliance procedures that are reasonably designed to ensure its compliance with Rule 206(4)-7 of the Advisers Act and to prevent violations of the Federal Securities Laws (as defined in Rule 38a-1 under the Act).

F. The Portfolio Manager will: (i) on the cover page of each Form 13F that the Portfolio Manager files with the Securities and Exchange Commission (the “SEC”), check the “13F Combination Report” box and on the Form 13F Summary Page identify “ALPS Advisors, Inc.” as another manager for which the Portfolio Manager is filing the Form 13F report; (ii) within 60 days after the end of each calendar year, provide the Fund Manager with a certification that the Portfolio Manager’s Form 13F was filed with the SEC on a timely basis and included all of the securities required to be reported by the SEC; (iii) within 60 days after the end of each calendar year, provide to the Fund Manager a copy of each Form 13F, or amendment to a Form 13F filed by it during the prior four quarters; and (iv) promptly notify the Fund Manager in the event the Portfolio Manager determines that it has failed to comply with Section 13(f) in a material respect, or receives a comment letter from the SEC raising a question with respect to compliance.

G. The Portfolio Manager has adopted written compliance policies and procedures reasonably designed to prevent violations of the Advisers Act and the rules promulgated thereunder and the Portfolio Manager agrees to provide: (a) from time to time, a copy and/or summary of such compliance policies and procedures and an accompanying certification certifying that the Portfolio Manager’s compliance policies and procedures comply with the Advisers Act; (b) a report of the annual review determining the adequacy and effectiveness of the Portfolio Manager’s compliance policies and procedures; and (c) the name of the Portfolio Manager’s Chief Compliance Officer to act as a liaison for compliance matters that may arise between the Fund and the Portfolio Manager.

H. The Portfolio Manager will notify the Fund and the Fund Manager of any assignment of this Agreement or change of control of the Portfolio Manager, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio Manager Account or senior management of the Portfolio Manager, in each case prior to or promptly after, such change. The Portfolio Manager agrees to bear all costs and expenses of the Fund, if any, arising out of an assignment or change in control.

I. The Portfolio Manager agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

14. Amendment. This Agreement may be amended at any time, but only by written agreement among the Portfolio Manager, the Fund Manager and the Fund, which amendment, other than amendments to Schedule A, is subject to the approval of the Board of Directors and the shareholders of the Fund as and to the extent required by the Act, the rules thereunder or exemptive relief granted by the SEC, provided that Schedule A may be amended by the Fund Manager without the written agreement of the Fund or the Portfolio Manager.

15. Effective Date; Term. This Agreement shall become effective on the date first above written, provided that this Agreement shall not take effect unless it has first been approved: (1) by a vote of a majority of the Directors who are not “interested persons” (as defined in the Act) of any party to this Agreement (“Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of “a majority of the outstanding voting securities” (as defined in the Act) of the Fund. This Agreement shall continue for two years from the date of this Agreement and from year to year thereafter provided such continuance is specifically approved at least annually by (i) the Fund’s Board of Directors or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event such continuance is also approved by a majority of the Independent Directors, by vote cast in person at a meeting called for the purpose of voting on such approval. If the SEC issues an order to the Fund and the Fund Manager for an exemption from Section 15(a) of the Act, then, in accordance with the application of the Fund and the Fund Manager, the continuance of this Agreement after initial approval by the Directors as set forth above, shall be subject to approval by a majority of the outstanding voting securities of the Fund at the regularly scheduled annual meeting of the Fund’s shareholders next following the date of this Agreement.

16. Termination. This Agreement may be terminated at any time by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days’ written notice to the Portfolio Manager in the case of termination by the Fund or the Fund Manager, or ninety (90) days’ written notice to the Fund and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Colorado.

18. Severability; Counterparts. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law. This Agreement may be executed in counterparts, each of which will be deemed an original and all of which together will be deemed to be one and the same agreement.

19. Use of Name. The Portfolio Manager agrees and acknowledges that the Fund Manager is the sole owner of the names and marks “Liberty All-Star” and “All-Star”, and that all use of any designation comprised in whole or in part of these names and marks shall inure to the benefit of the Fund Manager. Except as used to identify the Fund to third parties as a client, the use by the Portfolio Manager on its own behalf of such marks in any advertisement or sales literature or other materials promoting the Portfolio Manager shall be with the prior written consent of the Fund Manager. The Portfolio Manager shall not, without the consent of the Fund Manager, make representations regarding the Fund or the Fund Manager in any disclosure document, advertisement or sales literature or other materials promoting the Portfolio Manager. Consent by the Fund Manager shall not be unreasonably withheld. Upon termination of this Agreement for any reason, the Portfolio Manager shall cease any and all use of these marks as soon as reasonably practicable.

20. Notices. All notices and other communications hereunder shall be in writing, shall be deemed to have been given when received or when sent by U.S. mail, overnight carrier or facsimile, and shall be given to the following addresses (or such other addresses as to which notice is given):

To Fund Manager:

ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
Attn: General Counsel
Phone: (303) 623-2577
 Fax: (303) 623-7850

To the Portfolio Manager:

Weatherbie Capital, LLC
265 Franklin Street
Boston, MA 02110
Attn: Matthew A. Weatherbie
Phone: (617) 951-2550
Fax: (617) 951-2531

LIBERTY ALL-STAR GROWTH FUND, INC.

By:
Name:	William Parmentier
Title:	President

ALPS ADVISORS, INC.

By:
Name:	Thomas Carter
Title:	President

ACCEPTED:

WEATHERBIE CAPITAL, LLC

By:
Name:	Matthew Weatherbie
Title:	President

LIBERTY ALL-STAR GROWTH FUND, INC.
PORTFOLIO MANAGEMENT AGREEMENT
 SCHEDULE A

PORTFOLIO MANAGER FEE

For services provided to the Portfolio Manager Account, the Fund Manager will pay to the Portfolio Manager, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by the Fund Manager for the previous calendar month at the annual rate of

(1)	0.40% of the Portfolio Manager’s Percentage (as defined below) of the average daily net assets of the Fund up to and including $300 million; and

(2)	0.36% of the Portfolio Manager’s Percentage of the average daily net assets of the Fund exceeding $300 million.

Each monthly payment set forth above shall be based on the average daily net assets during such previous calendar month. The fee for the period from the date this Agreement becomes effective to the end of the calendar month in which such effective date occurs will be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a calendar month, the fee for the part of that calendar month during which this Agreement was in effect shall be prorated according to the proportion that such period bears to the full monthly period and will be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Portfolio Manager, the value of the Fund’s net assets will be computed at the times and in the manner specified in the Registration Statement as from time to time in effect.

“Portfolio Manager’s Percentage” means the percentage obtained by dividing the average daily net assets in the Portfolio Manager Account by the Fund’s average daily net assets.

[FORM OF]

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE

VOTE IN PERSON
Attend Stockholder Meeting
ALPS Advisors, Inc
One Financial Center, 15th Floor
Boston, MA 02111
On June 16, 2017

Please detach at perforation before mailing.

PROXY

LIBERTY ALL-STAR® GROWTH FUND, INC.
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 16, 2017

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints [William R. Parmentier and Mark T. Haley], and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Liberty All-Star Growth Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Fund to be held in the offices of ALPS Advisors, Inc. ("AAI") at One Financial Center, 15th Floor, Boston, Massachusetts 02111 on Friday, June 16, 2017 at 9:00 a.m. Eastern Time, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. **If no direction is made, this proxy will be voted FOR the Proposal in the discretion of the proxy holder as to any other matter that may properly come before the Special Meeting.** Please refer to the Proxy Statement for a discussion of the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

ASG_28727_032117

[FORM OF]

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Special Stockholder Meeting to Be Held on June 16, 2017.
The Proxy Statement and Proxy Card for this Special Meeting are available at: https://www.proxy-direct.com/lib-28727

IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

In their discretion, the Proxies are authorized to vote on any other business as may properly come before the Special Meeting or any adjournment(s).

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

608999900109999999999

xxxxxxxxxxxxxx ASG 28727 M xxxxxxxx +